Consideration payables for acquisitions	12 Months Ended
Mar. 31, 2016
Consideration payables for acquisitions
Consideration payables for acquisitions

8. Consideration payables for acquisitions

        Payables for acquisitions consist of contingent consideration payable for acquisitions of businesses and software and deferred consideration payable for which contingencies have resolved. Contingent consideration, resulting from business combinations, is valued at fair value at the acquisition date as part of the business combination and is subsequently remeasured to fair value at each reporting date as discussed in Note 2 above. The determination of the fair value is based on discounted cash flows. The key assumptions take into consideration the probability of meeting each performance target and the discount factor. Contingent consideration is categorized within Level 3 of the fair value hierarchy and transferred out of recurring fair value measurements when the contingency is resolved as current payable for business acquisition or software acquisition.

        The following table presents the Group's consideration payable as of March 31, 2016 and 2015:

	As of March 31,
	2016	2015
Contingent payable for business acquisition	$350	$8,460
Contingent payable for software acquisition	29	698
Current payable for business acquisition	5,216	2,673
Current payable for software acquisition	—	306

Total payable for acquisitions, current	$5,595	$12,137

Contingent payable for business acquisition	$7,331	$12,605
Contingent payable for software acquisition	386	1,359
Non-current payable for business acquisition	4,069	—

Total payable for acquisitions, non-current	$11,786	$13,964

        The reconciliation from the opening balance to the closing balance for the Group's consideration payable is presented below:

	For the years ended March 31,
	2016	2015
As of the beginning of the period	$26,101	$6,729
Acquisition of Symtavision	501	20,953
Payments	(6,126)	(2,747)
Transfers to additional paid-in capital	(559)	—
Forex	(25)	—
Revaluation	(2,511)	1,166

As of the end of the period	$17,381	$26,101

        On March 20, 2013, Luxoft USA, Inc. acquired Freedom Professional Services & Technologies LLC ("FOSS"). According to the purchase agreement, Luxoft USA Inc paid FOSS $850 upon signing and agreed to pay contingent cash consideration and 28,588 of the Company's Class A ordinary shares subject to the acquired FOSS business meeting certain revenue and gross margin conditions. As of the acquisition date, the estimated fair value of contingent cash consideration was $5,267 and the estimated fair value of contingent share-based consideration was $538.

        Luxoft USA paid the sellers $850 upon signing, $2,376 in February 2014 and $1,747 in February 2015. On March 7, 2016, Luxoft USA and the sellers of FOSS agreed that the final portion of cash consideration and contingent share-based consideration, fully vested, due to the sellers would be paid as follows: (1) the remaining cash consideration of $2,834 and 10,253 shares were transferred to FOSS sellers in accordance with the initial agreement; and (2) the remaining 18,335 shares were placed in escrow for up to 12 months, pending resolution of a certain legal dispute, which the Company does not consider material.

        Upon resolution of the contingency, the contingent share-based consideration ceased to be subject for revaluation and was recognised in additional paid-in capital.